UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022

EverQuote, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38549	26-3101161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Broadway Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 522-3444

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	EVER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 22, 2022, EverQuote, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Recognition Capital, LLC (the “Purchaser”) pursuant to which the Company agreed to issue and sell to the Purchaser, in a private placement, 1,004,016 shares (the “Shares”) of the Company’s Class A Common Stock, $0.001 par value per share (the “Common Stock”), at a price of $14.94 per share, which is equal to the closing price of the Common Stock on the Nasdaq Global Market on the date of the Securities Purchase Agreement, for aggregate proceeds to the Company of $15.0 million (the “Private Placement”). The Purchaser is an entity which is owned and controlled by David Blundin, the chairman of the Company’s board of directors, and an affiliate of Link Ventures, the Company’s largest existing stockholder. The Private Placement closed on February 23, 2022.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Purchaser in the Securities Purchase Agreement, the offering and sale of the Shares was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated under the Securities Act. The sale of the Shares by the Company in the Private Placement was not registered under the Securities Act or any state securities laws and the Shares may not be offered or sold absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the Shares did not involve a public offering and was made without general solicitation or general advertising. In the Securities Purchase Agreement, the Purchaser represented that it is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and it is acquiring the Shares as principal for its own account and not with a view to any distribution or resale of the Shares in violation of the Securities Act or any applicable state securities law.

Item 8.01	Other Events.

On February 23, 2022, the Company issued a press release announcing the pricing of the Private Placement, which press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Securities Purchase Agreement, dated February 22, 2022, by and between EverQuote, Inc. and Recognition Capital, LLC

99.2	Press release dated February 23, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERQUOTE, INC.

Date: February 23, 2022	By:	/s/ David Mason
David Mason
Secretary and General Counsel